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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
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                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)


270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

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                             NALCO CHEMICAL COMPANY
              (Exact name of obligor as specified in its charter)



Delaware                                                              36-1520480
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


One Nalco Center
Naperville, Illinois                                                       60563
(Address of principal executive offices)                              (Zip Code)


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                                Debt Securities
                      (Title of the indenture securities)


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